DocuSign Envelope ID: 1ED29349-D863-4A6B-8E98-4BDF53B4FBEF

TORRID

CONFIDENTIAL

Congratulations on your promotion!

Paula Dempsey

Paula,

Congratulations on your promotion to Executive Vice President/Chief Financial Officer (EVP/CFO). This will confirm the details of your pay changes effective December 4, 2023.

Annual Base Pay	**Amount $**	**% Change**
Current Annualized Salary:	$402,800.00	
Pay Adjustment:	$142,200.00	
New Annual Salary effective 12.04.23	**$545,000.00**	**35.30%**

Annual Bonus Target	**Bonus %**	**Bonus $**
Current Target:	50%	$201,400.00
Bonus Target for FY24	**65%**	**$354,250.00**

Long-Term Incentive Plan		
Current Shares Value:	$250,000.00	
New Shares Value on date of grant	**$100,000.00**	

Annual Total Cash Comp	**Amount $**	**% Change**
Current TCC:	$854,200.00	
TCC effective 12.04.23	**$999,250.00**	**16.98%**

Note: The above illustrations assume 100% annual bonus payout. Actual bonus payment calculations include proration for time worked in different roles during FY2024.

No additional merit will be awarded in 2024. You are now eligible for the ArmadaCare executive plan.

Again, congratulations on your promotion! We are looking forward to our continued success.

Regards,

DocuSigned by:

Bridgett C. Zet

1C3B8F2235DF415...

Bridgett C. Zeterberg
Chief Human Resources Officer/Chief Legal Officer